Exhibit 10.2

MATHSTAR, INC.

2002 COMBINED INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

ARTICLE I.

GENERAL

1.1          DEFINITIONS.  As used in this MathStar, Inc. 2002 Combined Incentive and Nonstatutory Stock Option Plan, the following definitions shall apply:

a.             “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Sections 424(e) and 424(f) of the Code.

b.             “Board of Directors” or “Board” means the Board of Directors of the Company.

c.             “Code” means the Internal Revenue Code of 1986, as amended.

d.             “Committee” means any Committee of the Board of Directors appointed by the Board to administer the Plan.  The Committee may be comprised of the entire Board or two or more members of the Board.

e.             “Common Stock” means the common stock, par value $0.01 per share, of the Company.

f.              “Company” means MathStar, Inc.

g.             “Exchange Act” means the Securities Exchange Act of 1934, as amended.

h.             “Fair Market Value” means (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (ii) if the Common Stock is not so listed or admitted but transactions in the Common Stock are reported on The Nasdaq Stock Market, the closing price quoted on the The Nasdaq Stock Market on such day, or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on The Nasdaq Stock Market, and bid and asked prices therefor in the domestic over-the-counter market are reported by Pink Sheets LLC (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by Pink Sheets LLC (or any comparable reporting service), or (iv) if the Common Stock is not listed on any national securities exchange or quoted on The Nasdaq Stock Market or in the domestic over-the-counter market, the fair value of the Common Stock determined by the Board of Directors or the Committee in good faith in the exercise of its reasonable discretion.

i.              “Incentive Stock Option” means an Option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

j.              “Non-Statutory Option” means an Option which is not an Incentive Stock Option.

k.            “Option” means an Incentive Stock Option or a Non-Statutory Option.

l.              “Option Agreement” means the formal written agreement to be entered into by and between the Company and the Optionee which will contain the specific terms and conditions upon which an Option is granted to an Optionee, as determined by the Board of Directors or the Committee.

m.            “Optionee” means a holder of an Option granted pursuant to the Plan.

n.             “Plan” means the MathStar, Inc. 2002 Combined Incentive and Nonstatutory Stock Option Plan outlined herein.

o.             “Shareholders” means the holders of outstanding shares of the Company’s Common Stock.

1.2          PURPOSE.  The purpose of the Plan is to promote the growth and general prosperity of the Company and its Affiliates by permitting the Company to grant Options to employees, officers, members of the Board of Directors, consultants, independent contractors, and other service providers, thereby assisting the Company in its efforts to attract and retain the best available persons for positions of substantial responsibility, and to provide employees, officers, members of the Board of Directors, consultants, independent contractors, and other service providers an additional incentive to contribute, by the performance of services, to the future success of the Company and its Affiliates.

1.3          ADMINISTRATION.

a.             Board of Directors or Committee.  Except as otherwise provided for in this Plan, the Plan shall be administered by the Board of Directors or the Committee.

b.             Powers and Duties.  Subject to the provisions of this Plan, the Board of Directors or the Committee shall have sole authority to do everything necessary or appropriate to administer the Plan, including, without limitation, making any rules and regulations governing the administration of the Plan; selecting the eligible employees, officers, members of the Board of Directors, consultants, independent contractors and other service providers to whom Options shall be granted; determining the type, amount, size and terms of Options; determining the time when Options shall be granted; determining whether any restrictions shall be placed on shares of Common Stock purchased upon exercising an Option; interpreting the Plan; and making all other determinations necessary or advisable for the administration of the Plan.  The determinations of the Board or the Committee need not be uniform and may be made by it selectively among persons who are eligible to receive Options under the Plan, whether or not such persons are similarly situated.  All decisions, determinations and interpretations of the Board of Directors or the Committee regarding the Plan shall be final and binding on all Optionees.  The day-to-day administrative duties for the Plan may be delegated by the Board of Directors or the Committee to one or more executive officers or other employees of the Company.  All actions authorized to be taken by the Board of Directors under this Plan may as well be taken by any appropriately appointed committee thereof.

1.4          TERM OF THE PLAN.  The Plan was adopted by the Board of Directors and shall be effective on January 26, 2002, subject to the required approval of the Plan by the Company’s shareholders as provided herein.  No Options shall be granted under the Plan after the earlier of (a) the date on which the Plan is terminated as provided in Section 1.8 hereof, or (b) January 26, 2012.  The expiration of the term of the Plan with respect to any Options granted under the Plan shall not affect Options then outstanding which have not yet expired.

1.5          STOCK TO BE OPTIONED.  The maximum number of shares of Common Stock which may be optioned and sold under the Plan is three million (3,000,000) shares of Common Stock, which number of shares is subject to adjustment in the same manner as the number of shares of Common Stock underlying Options are subject to adjustment pursuant to Section 1.9 of this Plan.  In addition, the number of shares of Common Stock authorized for issuance under the Plan may be increased from time to time by approval of the Board of Directors or the Committee and, if required by the Code, any rules or regulations adopted thereunder, or the applicable rules of any securities exchange or the National Association of Securities Dealers, Inc., the shareholders of the Company.  Shares of Common Stock subject to Options which terminate or expire prior to exercise shall be available for the issuance of future Options.

1.6          GRANTING OF OPTIONS.  An Option granted pursuant to the Plan shall entitle the Optionee, upon vesting and exercise, to purchase shares of Common Stock at a specified price during a specified period.  The Board or Committee may grant Options in the form of Incentive Stock Options, Non-Statutory Options, or any combination thereof.  Subject to the following, Options shall be subject to such terms and conditions as the Board or Committee shall from time to time approve and may be made exercisable in one or more installments, upon the happening of certain events, upon the fulfillment of certain conditions, or upon such other terms and conditions as the Board or Committee shall determine; provided, that each Option shall be subject to the following requirements in addition to the requirements set forth in Article II or Article III (as the case may be):

a.             Type of Option.  Each Option shall be identified in the agreement pursuant to which it is granted as an Incentive Stock Option or a Non-Statutory Option, as the case may be.

b.             Payment.  The purchase price of the shares of Common Stock subject to an Option shall be payable in full at the time the Option is exercised.  Payment may be made in cash or by a cashier’s or certified check.  However, in the sole discretion of the Board or the Committee, and subject to such terms and conditions as the Board or Committee deems appropriate in its discretion, payment of the exercise price or a portion thereof may be made by surrender to the Company of previously acquired shares of Common Stock (which have been owned by the Optionee for at least six (6) months) or shares of Common Stock issuable upon the exercise of that Option, such shares to be credited against the exercise price based upon the Fair Market Value thereof on the date of exercise, or by a combination of cash and such shares.

c.             Termination of Employment or Other Relationship.  Subject to the discretion of the Board of Directors or the Committee to determine otherwise at the time of grant of an Option, if the Optionee’s employment or other relationship with the Company or with an Affiliate is terminated for any reason other than by the Optionee’s death, an Option granted to such Optionee shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither the Optionee nor any of the Optionee’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Option.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Optionee and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Optionee and the Company or an Affiliate.

d.             Death of Optionee.  Subject to the discretion of the Board of Directors or the Committee to determine otherwise at the time of grant of an Option, upon termination of an Optionee’s employment as a result of the death of an Optionee, all Options held by the Optionee may be exercised to the same extent that the Optionee would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Option.  In such event, this Option shall be exercisable only by the executors or administrators of the Optionee or by the person or persons to whom the Optionee’s rights under the Option shall pass by will or the laws of descent and distribution.  Any portion of an Option that is not exercisable at the time of an Optionee’s death shall automatically terminate.

e.             Written Agreement.  Each Option shall be granted pursuant to a formal written Option Agreement to be entered into by and between the Company and the Optionee, which Option Agreement shall be in such form as the Board of Directors or Committee may deem appropriate.  Multiple Options may be evidenced by a single agreement.  Subject to the limitations of the Plan, the Board or Committee may, with the consent of the Optionee, amend any such agreement to modify the terms or conditions governing the Option.

1.7          ELIGIBLE OPTIONEES.  Subject to the requirements of Section 2.1 regarding Incentive Stock Options, Options may be issued to any employees of the Company or of any Affiliate, including, among others, employees who are officers of the Company and/or members of the Board of Directors.  In addition, notwithstanding anything to the contrary contained herein, the Board of Directors or Committee may grant Options under the Plan which are Non-Statutory Options to persons who are, at the time of such grant, employees of the Company or to persons who are, at the time of such grant, not employees of the Company but who are members of the Board of Directors or persons who are deemed by the Board of Directors or Committee to be important to the future success of the Company or its Affiliates, including, but not limited to, employees, consultants, independent contractors or other providers of services to the Company or its Affiliates.  In addition, eligible persons may be selected to receive Options individually or by group category (for example, by pay grade) as the Board or Committee may determine.  A person who has been granted an Option under the Plan or under any other plan of the Company or its Affiliates may be granted additional Options if the Board or Committee shall so determine.  Except to the extent otherwise provided in an agreement evidencing an Option, the granting of an Option under this Plan shall not affect any outstanding Options previously granted under this Plan or under any other plan of the Company or any Affiliate.

1.8          AMENDMENT OR TERMINATION OF THE PLAN.

a.             Except as hereinafter provided, notwithstanding anything to the contrary contained herein, the Board of Directors or Committee may amend the Plan from time to time in such respects as the Board of Directors or Committee may deem advisable, including, without limitation, the right to amend the Plan so as to affect Options already granted.  However, neither the Board nor the Committee shall adopt an amendment that materially increases the benefits accruing to participants under the Plan, increases the Option price of Options already granted, decreases or terminates Options already granted, or materially modifies the requirements as to eligibility for participation in the Plan, without the affirmative vote of shareholders holding at least a majority of the number of shares of voting stock of the Company represented in person or by proxy at a duly-held meeting of the shareholders of the Company.

b.             The Board of Directors or the Committee may at any time terminate the Plan.  Any such termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been terminated.

1.9          ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  If an Optionee exercises all or any portion of an Option subsequent to any change in the number of outstanding shares of Common Stock of the Company occurring by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company, there shall be an appropriate adjustment to the number of shares of Common Stock underlying the Option and, where applicable, to the per share exercise price of the Option so that the Optionee shall then receive for the aggregate price paid by him or her on such exercise of an Option the number of shares which he or she would have held at the time of such exercise if such Option had been exercised to the same extent prior to such stock dividend, stock split, reverse stock split or other similar recapitalization.  Notwithstanding the foregoing, no fractional shares shall be issued or paid for.  No adjustment shall be made under this Section 1.9 upon the issuance by the Company of any warrants, rights or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

1.10        AGREEMENT AND REPRESENTATIONS OF OPTIONEE.  As a condition to the exercise of any portion of an Option, if the exercise of the Option is not registered under the federal Securities Act of 1933, as amended, or applicable state securities laws, upon the request of the Company, the Optionee must represent and agree that any and all shares of Common Stock purchased under an Option will be acquired for investment and not for resale.  The Company may restrict the transfer of the shares of Common Stock purchased and affix a legend to the certificate representing such shares, stating that such shares may not be transferred without an opinion of counsel satisfactory to the Company that the proposed transfer may lawfully be made without registration under the federal Securities Act of 1933 and registration, notice or approval under any applicable state securities laws, or such applicable registration(s), notice(s) and approval(s).

1.11        EXERCISE OF OPTIONS.  Options can be exercised only by Optionees or other proper parties delivering written notice to the Company at its principal office within the Option period, stating the number of shares as to which the Option is being exercised and accompanied by payment in full of the exercise price for all shares designated in the notice, as provided in Section 1.6(b) of this Plan and in the Option Agreement for each Option.  Such notice shall further contain a representation that such shares are being acquired for investment and not for resale.  The Company shall then cause a certificate or certificates for such shares to be delivered within a reasonable period.

1.12        EFFECT OF CERTAIN TRANSACTIONS.  Subject to the discretion of the Board of Directors or the Committee to provide otherwise at the time of grant of an Option, at the time of the occurrence of any of the events described in Sections 1.12(a) through (d) below, all Options issued under this Plan to an Optionee that are outstanding immediately before the effective date of such event will be automatically converted into Options to acquire the kind and amount of shares of stock or other securities or property which the Optionee would have owned or have been entitled to receive immediately after the occurrence of the event had the Options been exercised in full immediately before the effective date of such event; provided, however, that the vesting schedule of the Option shall remain unchanged, and, in any such case, appropriate adjustment shall be made in the application of the provisions of all outstanding Options with respect to the rights and interests thereafter of each Optionee, to the end that the provisions set forth in each Option shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option:

a.             The sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

b.             The approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company;

c.             Any person or entity becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at elections of directors who were not beneficial owners of at least fifty percent (50%) of such combined voting power as of the date the Board adopted this Plan as set forth in Section 1.4; or

d.             A merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing less than fifty percent (50%) of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.

The provisions of this Section shall similarly apply to successive transactions of the types described in Sections 1.12(a) through (d).

ARTICLE II.

INCENTIVE STOCK OPTIONS

2.1          ELIGIBLE RECIPIENTS.  Incentive Stock Options may be granted only to persons who are employees of the Company or an Affiliate.

2.2          EXERCISE PRICE.  Subject to the provisions of Section 2.5, the exercise price of shares of Common Stock that are subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such shares at the time the Option is granted, as determined in good faith by the Board or Committee.

2.3          LIMIT ON EXERCISABILITY.  The aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable by the Optionee for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.  To the extent an Incentive Stock Option exceeds this $100,000 limit, the portion of the Incentive Stock Option in excess of such limit shall be deemed a Non-Statutory Option.

2.4          LIMIT ON TERM.  An Incentive Stock Option shall not be exercisable more than ten (10) years after the date on which it is granted.

2.5          RESTRICTIONS FOR CERTAIN SHAREHOLDERS.  The purchase price of shares of Common Stock that are subject to an Incentive Stock Option granted to an employee of the Company or any Affiliate who, at the time such Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted, and such Option may not be exercisable more than five (5) years after the date on which it is granted.  For the purposes of this subparagraph, the rules of Section 424(d)

of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.

2.6          INCENTIVE STOCK OPTIONS NOT TRANSFERABLE.  Incentive Stock Options shall not be transferable except by will or the laws of descent and distribution, and Incentive Stock Options shall be exercisable during an Optionee’s lifetime only by such Optionee.

2.7          EFFECT OF NOT MEETING REQUIREMENTS.  Subject to the discretion of the Board of Directors or the Committee to provide otherwise, if the terms of an Incentive Stock Option do not meet any requirements of this Plan or the Code necessary to be treated as an Incentive Stock Option under the Code, such Option shall not terminate but shall be a Non-Statutory Option granted under this Plan.

ARTICLE III.

NON-STATUTORY OPTIONS

3.1          SECTION 83(b) ELECTION.  The Company recognizes that certain persons who receive Non-Statutory Options may be subject to restrictions regarding their right to trade Common Stock under Section 16(b) of the Securities Exchange Act of 1934.  Such restrictions may cause Optionees not to be taxable when they exercise their Non-Statutory Options.  However, it may be more beneficial to an Optionee to be taxed upon exercise of an Option as opposed to when trading restrictions lapse.  Accordingly, Optionees exercising such Non-Statutory Options may consider making an election to be taxed upon exercise of the Option under Section 83(b) of the Code.  If requested, the Company shall provide reasonable assistance to such Optionees to effect a Section 83(b) election.

3.2          TRANSFERABILITY.  Subject to the discretion of the Board of Directors or the Committee to provide otherwise upon the grant of a Non-Statutory Option, Non-Statutory Options shall not be transferable other than by will or the laws of descent and distribution, and Non-Statutory Options shall be exercisable during an Optionee’s lifetime only by such Optionee.

ARTICLE IV.

ADDITIONAL PROVISIONS

4.1          SHAREHOLDER APPROVAL.  The Plan shall be submitted for the approval of the Shareholders of the Company at the first meeting of Shareholders held subsequent to the adoption of the Plan but no later than one year after the date of its approval by the Board of Directors, and any Option granted under the Plan prior to the date of such approval shall be contingent upon such approval.  If, at said meeting, the Shareholders of the Company do not approve the Plan, the Plan shall terminate.

4.2          NO RIGHTS AS SHAREHOLDER.  No Optionee shall have any rights as a Shareholder with respect to any share of Common Stock subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

4.3          WITHHOLDING.  Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares.  Whenever under the Plan payments are to be made in cash, such payments shall include an amount sufficient to satisfy any federal, state, or local withholding tax liability.

4.4          RESERVATION OF SHARES OF COMMON STOCK.  The Company, during the term of the Plan and all Options issued under the Plan, will at all times reserve and keep available, and will use its commercially reasonable best efforts to seek or obtain approval from any regulatory body having jurisdiction over the transactions contemplated by this Plan necessary in order to issue and sell, such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

4.5          INCOME TAX TREATMENT.  Government jurisdiction, income reporting and tax withholding requirements will be complied with by the Company whenever the Options are exercised and any income tax payment and any income tax prepayment requirements (including any tax withholding requirements imposed upon the Company) will be effectively borne by the Optionee.  SINCE FEDERAL INCOME TAX LAW IS SUBJECT TO CHANGE AND INCOME TAX LAWS VARY FROM STATE TO STATE, THE COMPANY STRONGLY RECOMMENDS THAT OPTIONEES CONSULT WITH THEIR INDIVIDUAL TAX ADVISORS PRIOR TO EXERCISE OF AN OPTION.

4.6          EXCEPTIONS TO TERMINATION OF EMPLOYMENT.  Whether military, government or other service or other leave of absence shall constitute a termination of employment or other relationship with the Company shall be determined in each case by the Board of Directors or the Committee at its discretion, and any determination by the Board of Directors or the Committee shall be final and conclusive.  A termination of employment or other relationship with the Company shall not occur where the Optionee transfers from the Company to one of its Affiliates or transfers from an Affiliate to the Company or another Affiliate.

4.7          NO RIGHT TO CONTINUED EMPLOYMENT.  Nothing in this Plan or in any agreement entered into in accordance with the Plan shall confer on an Optionee any right to continuance of employment by or with the Company or its Affiliates, or any right to continue to provide services to the Company or an Affiliate as a consultant, independent contractor, or other service provider, nor shall this Plan or such agreements interfere in any way with the Optionee’s or the Company’s right to terminate such employment or other such relationship at any time for any reason or no reason.

4.8          EXPENSES OF PLAN.  The expenses of administering this Plan shall be borne by the Company and its Affiliates.

4.9          RELIANCE ON REPORTS.  Each member of the Board or Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than himself or herself.  In no event shall any person who is or shall have been a member of the Board of Directors or of a Committee of the Board of Directors be liable for any determination made or other action taken or omitted in reliance upon any such report or information, or for any action taken or omitted, including the furnishing of information, in good faith.

4.10        GENERAL RESTRICTIONS. Each Option granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Board or Committee, the listing, registration, or qualification of any shares of Common Stock related thereto upon any securities exchange or under any state or federal law, the consent or approval of any regulatory body, or an agreement by the recipient with respect to the disposition of any such shares, is necessary or desirable as a condition of the issuance or sale of such shares, such Option shall not be exercised and/or such shares shall not be sold unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Board or Committee.

4.11        SUCCESSORS AND ASSIGNS.  This Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Optionees, and agreements entered into in accordance with the Plan shall be binding upon the heirs, successors and assigns of the Company and the Optionees.

4.12        MINNESOTA LAW.  The validity, construction, interpretation, administration and effect of the Plan, any rules, regulations and actions relating to the Plan, and the agreements evidencing Options granted under the Plan, will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

MATHSTAR, INC.

2002 COMBINED INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

INCENTIVE STOCK OPTION AGREEMENT

OPTIONEE:

GRANT DATE:

NUMBER OF OPTION SHARES:	Shares

EXERCISE PRICE PER SHARE:	$ per Share

EXPIRATION DATE:

THIS AGREEMENT is made as of the Grant Date set forth above by and between MathStar, Inc., a Minnesota corporation (the “Company”), and the Optionee named above, who is an employee of the Company or an Affiliate of the Company (the “Optionee”).

The Company desires, by affording the Optionee an opportunity to purchase shares of its Common Stock, par value $.01 per share (the “Common Stock”), as hereinafter provided, to carry out the purpose of the MathStar, Inc. 2002 Combined Incentive and Nonstatutory Stock Option Plan (the “Option Plan”).

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as follows:

1.             Grant of Option.  The Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of the aggregate number of shares of Common Stock set forth above (the “Option Shares”) (such number being subject to adjustment as provided in Section 9 hereof) on the terms and subject to the conditions set forth in this Agreement.  This Option is intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.             Purchase Price.  The per share purchase price of the Option Shares shall be the Exercise Price Per Share set forth above (such Exercise Price Per Share being subject to adjustment as provided in Section 9 hereof).

3.             Term and Exercise of Option.

(a)           The term of this Option shall commence on the Grant Date set forth above and shall continue until the Expiration Date set forth above, unless earlier terminated as provided herein.

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(b)           Subject to the earlier termination of this Option pursuant to its terms and to the terms of the Plan, this Option shall vest and become exercisable as follows but only if the Optionee then is an employee of the Company or an Affiliate:  the Option shall vest as to twenty-five percent (25%) of the Option Shares on the first anniversary date of the Grant Date and as to an additional twenty-five percent (25%) on each of the second, third and fourth anniversary dates of the Grant Date.

(c)           To exercise this Option, the Optionee shall give written notice to the Company, to the attention of its President or other designated agent, in substantially the form attached hereto as Exhibit A, and the Optionee shall deliver payment in full for the Option Shares with respect to which this Option is then being exercised, as provided in Section 4(a) below.

(d)           Neither the Optionee nor the Optionee’s legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any Option Shares for any purpose unless and until certificates for such Option Shares are issued to the Optionee or the Optionee’s legal representatives, legatees or distributees, under the terms of the Option Plan.

4.             Limitations on Exercise of Option.

(a)           The exercise of this Option will be contingent upon receipt from the Optionee (or the purchaser acting under Section 7 below) of the full Exercise Price of such Option Shares.  Payment of the Exercise Price shall be made in cash or by a certified or cashier’s check.  However, in its sole discretion, the Company may accept previously acquired shares of Common Stock of the Company that have been owned by the Optionee for at least six (6) months, which shares have an aggregate Fair Market Value on the date of exercise which is not less than the total Exercise Price, or shares of Common Stock issuable upon the exercise of that Option, or a combination of cash and such shares of Common Stock, in payment of the Exercise Price.  No Option Shares will be issued until full payment therefor has been made and the Optionee has executed any and all agreements that the Company may require the Optionee to execute.

(b)           The issuance of Option Shares upon the exercise of this Option shall be subject to all applicable laws, rules, and regulations.  If, in the opinion of the Board of Directors of the Company or a Committee of the Board of Directors, (i) the listing, registration, or qualification of the Option Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any regulatory body, or (iii) an agreement of the Optionee with respect to the disposition of the Option Shares, is necessary or desirable as a condition to the issuance or sale of the Option Shares, this Option shall not be exercised and/or the Option Shares shall not be sold unless and until such listing, registration, qualification, consent, approval or agreement is effected or obtained in form satisfactory to the Board of Directors or the Committee.

5.             Nontransferability of Option.  This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

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6.             Termination of Employment.  Upon termination of the Optionee’s employment with the Company or an Affiliate other than as a result of the death of the Optionee, this Option shall terminate and be immediately forfeited, whether or not exercisable, and neither the Optionee nor the Optionee’s heirs, personal representatives, successors or assigns shall have any future rights with respect to this Option.

7.             Death of Optionee.  If the Optionee dies while employed by the Company or an Affiliate, this Option may be exercised to the same extent that the Optionee would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the Expiration Date set forth above.  In such event, this Option shall be exercisable only by the executors or administrators of the Optionee or by the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or the laws of descent and distribution.  Any portion of an Option that is not exercisable at the time of an Optionee’s death shall automatically terminate.

8.             No Right to Continued Employment.  This Option will not confer upon the Optionee any right with respect to continuance of employment by the Company or an Affiliate of the Company, nor will it interfere in any way with the Company’s right or the Affiliate’s right to terminate the Optionee’s employment at any time.

9.             Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares, or other similar recapitalization of the Company, there shall be an appropriate and proportionate adjustment to the number of Option Shares and the per share Exercise Price Per Share hereunder so that the Optionee then shall receive for the aggregate Exercise Price paid by the Optionee upon exercise of this Option the number of shares the Optionee would have received if this Option had been exercised before such recapitalization event occurred.  No adjustment shall be made under this Section 9 upon the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all of the Company’s shareholders on a proportionate basis.

10.          Effective of Certain Transactions.  Notwithstanding any provision in this Option to the contrary, at the time of the occurrence of any of the events described in Sections 10(a) through (d) below, the Option shall be automatically converted into an Option to acquire the kind and amount of shares of stock or other securities or property that the Optionee would have owned or have been entitled to receive immediately after the occurrence of the event, had the Option been exercised in full immediately before the effective date of such event; provided, however, that the vesting schedule of the Option shall remain unchanged, and, in any such case, appropriate adjustment shall be made in the application of the provisions of this Option with respect to the rights and interests thereafter of the Optionee, to the end that the provisions set forth in this Option shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Option:

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(a)           The sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

(b)           The approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company;

(c)           Any person or entity becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”)), directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at elections of directors who were not beneficial owners of at least fifty percent (50%) of such combined voting power as of the date the Company’s Board of Directors adopted the Option Plan, and

(d)           A merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing less than fifty percent (50%) of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.

Notwithstanding any provision in the Option Plan or this Option Agreement to the contrary, the Board of Directors or the Committee shall not have the power or right, either before or after the occurrence of an event described in subparagraph (a) through (d) above, to rescind, modify or amend the provisions of this Section 10 without the consent of the Optionee.

11.          Limitation on Payments and Benefits.  Notwithstanding anything in this Agreement to the contrary, if any of the payments or benefits to be made or provided in connection with this Agreement, together with any other payments, benefits or awards which you have the right to receive from the Company, or any corporation which is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member (“Affiliate”), constitute an “excess parachute payment” (as defined in Section 280G(b) of the Code), such payments, benefits or awards to be made or provided in connection with this Agreement, or any other agreement between you and the Company or its Affiliates, may be reduced, eliminated, modified or waived to the extent necessary to prevent all, or any portion, of such payments, benefits or awards from becoming “excess parachute payments” and therefore subject to the excise tax imposed under Section 4999 of the Code.  The Optionee will have the sole right and discretion to determine whether the payments, benefits or awards to be made or provided in connection with this Agreement, or any other agreement between the Optionee and the Company, should be reduced, whether or not such other agreement with the Company or an Affiliate expressly addresses the potential application of Section 280G or Section 4999 of the Code (including, without limitation, that “payments” under such agreement be reduced).  The Optionee will also have the right to designate the particular payments, benefits or awards that are to be reduced, eliminated, modified or waived; provided that no such adjustment will be made if it results in additional expense to the Company in excess of expenses the Company would have experienced

4

if no adjustment had been made.  The determination as to whether any such decrease in the payments or benefits is necessary must be made in good faith by legal counsel or a certified public accountant selected by you and reasonably acceptable to the Company, and such determination will be conclusive and binding upon you and the Company.  The Company will pay or reimburse you on demand for the reasonable fees, costs and expenses of the counsel or accountant selected to make the determinations under this Section 11.

12.          Interpretation.  The interpretation and construction of any provision of the Option Plan and this Option shall be made by the Board of Directors or the Committee and shall be final, conclusive and binding on the Optionee and all other persons.

13.          Definitions; Option Plan Governs.  Any capitalized term used herein that is not expressly defined herein shall have the meaning ascribed to it in the Option Plan.  This Option is in all respects subject to and governed by all of the provisions of the Option Plan.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its corporate name by its duly authorized officer, and the Optionee has executed this Agreement as of the Grant Date set forth above.

COMPANY:	MathStar, Inc.

By

Its: President

OPTIONEE:

Signature of Optionee

Name of Optionee Typed or Printed

Address:

	SS#	- -

5

EXHIBIT A

NOTICE OF EXERCISE OF

STOCK OPTION

TO:

FROM:

DATE:

RE:                          Exercise of Stock Option

I hereby exercise my option to purchase                   shares of Common Stock at $                   per share (total exercise price of $             ).  This notice is given in accordance with the terms of my Incentive Stock Option Agreement (“Agreement”) dated               .  The option price and vested amount is in accordance with Sections 2 and 3 of the Agreement.

Check one:

☐                                    Enclosed is cash, or a cashier’s or certified check payable to MathStar, Inc. for the total exercise price of the shares being purchased.

☐                                    Attached is a certificate(s) for                               shares of common stock duly endorsed in blank and surrendered for the exercise price of the shares being purchased.*

*The use of this alternative is subject to the approval of MathStar, Inc.

Please prepare the stock certificate in the following name(s):

Sincerely,

(Signature)

(Print or Type Name)

Letter and consideration
received on
(effective date of exercise)

6

MATHSTAR, INC.

2002 COMBINED INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

NON-STATUTORY STOCK OPTION AGREEMENT

OPTIONEE:

GRANT DATE:

NUMBER OF OPTION SHARES:	Shares

EXERCISE PRICE PER SHARE:	$ per Share

EXPIRATION DATE:

THIS AGREEMENT is made as of the Grant Date set forth above by and between MathStar, Inc., a Minnesota corporation (the “Company”), and the Optionee named above, who provides services to the Company or an Affiliate of the Company as an employee, consultant, independent contractor, or other service provider (the “Optionee”).

The Company desires, by affording the Optionee an opportunity to purchase shares of its Common Stock, par value $.01 per share (the “Common Stock”), as hereinafter provided, to carry out the purpose of the MathStar, Inc. 2002 Combined Incentive and Non-Statutory Stock Option Plan (the “Option Plan”).

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as follows:

1.             Grant of Option.  The Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of the aggregate number of shares of Common Stock set forth above (the “Option Shares”) (such number being subject to adjustment as provided in Section 8 hereof) on the terms and subject to the conditions set forth in this Agreement.  This Option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.             Purchase Price.  The per share purchase price of the Option Shares shall be the Exercise Price Per Share set forth above (such Exercise Price Per Share being subject to adjustment as provided in Section 8 hereof).

3.             Term and Exercise of Option.

(a)               The term of this Option shall commence on the Grant Date set forth above and shall continue until the Expiration Date set forth above, unless earlier terminated as provided herein.

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(b)               This Option will become exercisable as follows:

(c)               To exercise this Option, the Optionee shall give written notice to the Company, to the attention of its President or other designated agent, in substantially the form attached hereto as Exhibit A, and the Optionee shall deliver payment in full for the Option Shares with respect to which this Option is then being exercised, as provided in Section 4(a) below.

(d)               Neither the Optionee nor the Optionee’s legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any Option Shares for any purpose unless and until certificates for such Option Shares are issued to the Optionee or the Optionee’s legal representatives, legatees or distributees under the terms of the Option Plan.

5.             Limitations on Exercise of Option.

(a)           The exercise of this Option will be contingent upon receipt from the Optionee (or the purchaser acting under Section 7 below) of the full Exercise Price of such Option Shares.  Payment of the Exercise Price shall be made in cash or by a certified or cashier’s check.  However, in its sole discretion, the Company may accept shares of Common Stock of the Company that have been owned by the Optionee for at least six (6) months, or shares issuable upon the exercise of this Option, having an aggregate Fair Market Value on the date of exercise which is not less than the total Exercise Price, or a combination of cash and such shares of Common Stock, in payment of the Exercise Price.  No Option Shares will be issued until full payment therefor has been made and the Optionee has executed any and all agreements that the Company may require the Optionee to execute.

(b)           The issuance of Option Shares upon the exercise of this Option shall be subject to all applicable laws, rules, and regulations.  If, in the opinion of the Board of Directors of the Company or a Committee of the Board of Directors, (i) the listing, registration, or qualification of the Option Shares upon any securities exchange or under any state or federal law, (ii) the consent or approval of any regulatory body, or (iii) an agreement of the Optionee with respect to the disposition of the Option Shares, is necessary or desirable as a condition to the issuance or sale of the Option Shares, this Option shall not be exercised and/or Option Shares shall not be sold unless and until such listing, registration, qualification, consent, approval or agreement is effected or obtained in form satisfactory to the Board of Directors or the Committee.

6.             Nontransferability of Option.  This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

7.             Termination of Employment or Other Services.  Upon termination of the Optionee’s employment or other relationship with the Company or with an Affiliate other than as a result of the death of the Optionee, this Option shall terminate and be immediately forfeited, whether or not exercisable, and neither the Optionee nor the Optionee’s heirs, personal

2

representatives, successors or assigns shall have any future rights with respect to this Option.

8.             Death of Optionee.  If the Optionee dies while employed by or otherwise providing services to the Company or an Affiliate, this Option may be exercised to the same extent that the Optionee would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the Expiration Date set forth above.  In such event, this Option shall be exercisable only by the executors or administrators of the Optionee or by the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or the laws of descent and distribution.  Any portion of an Option that is not exercisable at the time of an Optionee’s death shall automatically terminate.

9.             No Right to Continue to Provide Services.  This Option will not confer upon the Optionee any right to continue providing services to the Company or an Affiliate of the Company as an employee, consultant, independent contractor, or other service provider, nor will it interfere in any way with the Company’s right or the Affiliate’s right to terminate the Optionee’s employment or other services at any time.

10.           Adjustments.  In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares, or other similar recapitalization of the Company, there shall be an appropriate and proportionate adjustment to the number of Option Shares and the per share Exercise Price Per Share hereunder so that the Optionee then shall receive for the aggregate Exercise Price paid by the Optionee upon exercise of this Option the number of shares the Optionee would have received if this Option had been exercised before such recapitalization event occurred.  No adjustment shall be made under this Section 9 upon the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

11.           Effect of Certain Transactions. Notwithstanding any provision in this Option to the contrary, at the time of the occurrence of any of the events described in Sections 10(a) through (d) below, the Option shall be automatically converted into an Option to acquire the kind and amount of shares of stock or other securities or property that the Optionee would have owned or have been entitled to receive immediately after the occurrence of the event, had the Option been exercised in full immediately before the effective date of such event; provided, however, that the vesting schedule of the Option shall remain unchanged, and, in any such case, appropriate adjustment shall be made in the application of the provisions of this Option with respect to the rights and interests thereafter of the Optionee, to the end that the provisions set forth in this Option shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Option:

(a)           The sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

3

(b)           The approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company;

(c)           Any person or entity becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”)), directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at elections of directors who were not beneficial owners of at least fifty percent (50%) of such combined voting power as of the date the Company’s Board of Directors adopted the Option Plan; and

(d)           A merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing less than fifty percent (50%) of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.

Notwithstanding any provision in the Option Plan or this Option Agreement to the contrary, the Board of Directors or the Committee shall not have the power or right, either before or after the occurrence of an event described in subparagraphs (a) through (d) above, to rescind, modify or amend the provisions of this Section 10 without the consent of the Optionee.

11.          Limitation on Payments and Benefits.  Notwithstanding anything in this Agreement to the contrary, if any of the payments or benefits to be made or provided in connection with this Agreement, together with any other payments, benefits or awards which you have the right to receive from the Company, or any corporation which is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member (“Affiliate”), constitute an “excess parachute payment” (as defined in Section 280G(b) of the Code), such payments, benefits or awards to be made or provided in connection with this Agreement, or any other agreement between you and the Company or its Affiliates, may be reduced, eliminated, modified or waived to the extent necessary to prevent all, or any portion, of such payments, benefits or awards from becoming “excess parachute payments” and therefore subject to the excise tax imposed under Section 4999 of the Code.  The Optionee will have the sole right and discretion to determine whether the payments, benefits or awards to be made or provided in connection with this Agreement, or any other agreement between the Optionee and the Company, should be reduced, whether or not such other agreement with the Company or an Affiliate expressly addresses the potential application of Section 280G or Section 4999 of the Code (including, without limitation, that “payments” under such agreement be reduced).  The Optionee will also have the right to designate the particular payments, benefits or awards that are to be reduced, eliminated, modified or waived; provided that no such adjustment will be made if it results in additional expense to the Company in excess of expenses the Company would have experienced if no adjustment had been made.  The determination as to whether any such decrease in the payments or benefits is necessary must be made in good faith by legal counsel or a certified public accountant selected by you and reasonably acceptable to the Company, and such determination will

4

be conclusive and binding upon you and the Company.  The Company will pay or reimburse you on demand for the reasonable fees, costs and expenses of the counsel or accountant selected to make the determinations under this Section 11.

12.          Interpretation.  The interpretation and construction of any provision of the Option Plan and this Option shall be made by the Board of Directors or the Committee and shall be final, conclusive and binding on the Optionee and all other persons.

13.          Definitions; Option Plan Governs.  Any capitalized term used herein that is not expressly defined herein shall have the meaning ascribed to it in the Option Plan.  This Option is in all respects subject to and governed by all of the provisions of the Option Plan.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its corporate name by its duly authorized officer, and the Optionee has executed this Agreement as of the Grant Date set forth above.

COMPANY:	MathStar, Inc.

By

Its: President

OPTIONEE:

Signature of Optionee

Name of Optionee Typed or Printed

Address:

SS#	- -

5

EXHIBIT A

NOTICE OF EXERCISE OF

STOCK OPTION

TO:

FROM:

DATE:

RE:                          Exercise of Stock Option

I hereby exercise my option to purchase                shares of Common Stock at $                per share (total exercise price of $                ).  This notice is given in accordance with the terms of my Non-Statutory Stock Option Agreement (“Agreement”) dated                           .  The option price and vested amount is in accordance with Sections 2 and 3 of the Agreement.

Check one:

☐                                    Enclosed is cash, or a cashier’s or certified check payable to MathStar, Inc. for the total exercise price of the shares being purchased.

☐                                    Attached is a certificate(s) for                            shares of common stock duly endorsed in blank and surrendered for the exercise price of the shares being purchased.*

☐                                    I want to exercise my option by surrendering a sufficient number of shares of Common Stock issuable upon exercise of such option to pay the exercise price.*

*The use of each of these alternatives is subject to the approval of MathStar, Inc.

Please prepare the stock certificate in the following name(s):

Sincerely,

(Signature)

(Print or Type Name)

Letter and consideration
received on
(effective date of exercise)

6